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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 June 20, 2000
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                               CASCADE CORPORATION
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)

      OREGON                         1-12557                      93-0136592
----------------------        ----------------------         ------------------
(State or other               (Commission File No.)              (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                            2201 N.E. 201st Ave.
                        Fairview, Oregon 97024-9711
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                              (503) 669-6300
             -------------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

     A. On October 18, 2000, the Registrant entered into a merger agreement with acquisition companies formed by Lift Technologies, Inc., a manufacturer of lift truck masts, TD Capital Group Limited, a member of the Toronto Dominion Bank Group, and the Ontario Municipal Employees Retirement Board. Under the Agreement each share of the Registrant's common stock will be converted into the right to receive $17.25 in cash. The merger is subject to regulatory and shareholder approval and other customary conditions. The text of a press release concerning the merger agreement is attached as Exhibit 99.1.

     B. On October 18, 2000, Greg H. Kubicek was elected to succeed C. Calvert Knudsen as Chairman of the Registrant.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               Cascade Corporation


                               By: /s/ Kurt G. Wollenberg
                                  ------------------------
                                   Kurt G. Wollenberg
                                   Secretary


Dated: October 20, 2000